CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) - $ / shares	12 Months Ended
	Dec. 31, 2022	Dec. 25, 2021	Dec. 26, 2020
Increase (Decrease) in Stockholders' Equity
Cash dividends per share (USD per share)	$ 0.95	$ 0.65	$ 0.50
Net issuance of shares under employee stock plans (in shares)	44,012	33,104	35,133
Net issuance (forfeiture) of shares under stock grant programs (in shares)	805,562	546,235	390,720
Issuance of shares under deferred compensation plans (in shares)	113,384	116,732	127,735
Repurchase of shares (in shares)	1,246,616	0	756,397